                                                                      Exhibit 20

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on October 15, 2004 and covers activity from August 26, 2004 through September 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 11th day of October, 2004.



                                            AMERICAN EXPRESS TRAVEL RELATED
                                            SERVICES COMPANY, INC., as Servicer

                                            By:     /s/ Michael McFerran
                                                    ---------------------------
                                            Name:   Michael McFerran
                                            Title:  Vice President
                                                    Securitization Operations &
                                                    Accounting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                         Trust Totals
-----------------                                         ------------

Number of days in period                                            31
Beginning Principal Receivable Balance               23,460,585,858.10
Special Funding Account Balance                                   0.00
Beginning Total Principal Balance                    23,460,585,858.10
Finance Charge Collections (excluding                   351,012,694.51
 Recoveries)
Recoveries                                               18,302,048.14
Total Collections of Finance Charge Receivables         369,314,742.65
Total Collections of Principal Receivables            5,543,528,226.54
Monthly Payment Rate                                          22.8669%
Defaulted amount                                         94,151,658.40
Annualized Default Rate                                        4.7569%
Trust Portfolio Yield                                         13.8096%
New Principal Receivables                             5,481,142,087.17
Ending Principal Receivables Balance                 23,304,048,060.33
Ending Required Minimum Principal Balance            21,694,250,000.00
Ending Transferor Amount                              3,029,048,060.33
Ending Special Funding Account Balance                            0.00
Ending Total Principal Balance                       23,304,048,060.33















                               - 02 -



B. Series Allocations                                          Series 2000-1    Series 2000-2      Series 2000-3      Series 2000-4
---------------------                                          -------------    -------------      -------------      -------------
Group Number                                                               1                2                  2                  2
Invested Amount                                               500,000,000.00   500,000,000.00   1,000,000,000.00   1,212,122,000.00
Adjusted Invested Amount                                      500,000,000.00   500,000,000.00   1,000,000,000.00   1,212,122,000.00
Principal Funding Account Balance                                       0.00             0.00               0.00               0.00
Series Required Transferor Amount                              35,000,000.00    35,000,000.00      70,000,000.00      84,848,540.00
Series Allocation Percentage                                           2.47%            2.47%              4.93%              5.98%
Series Alloc. Finance Charge Collections                        9,107,638.54     9,107,638.54      18,215,277.07      22,079,138.08
Series Allocable Recoveries                                       451,345.21       451,345.21         902,690.41       1,094,170.91
Series Alloc. Principal Collections                           136,708,464.28   136,708,464.28     273,416,928.56     331,414,674.28
Series Allocable Defaulted Amount                               2,321,865.81     2,321,865.81       4,643,731.61       5,628,769.25

B. Series Allocations                        Series 2000-5     Series 2001-1    Series 2001-2      Series 2001-3      Series 2001-4
---------------------                        -------------     -------------    -------------      -------------      -------------

Group Number                                             2                 2                1                  2                  2
Invested Amount                             787,878,000.00    750,000,000.00   250,000,000.00     750,000,000.00     725,000,000.00
Adjusted Invested Amount                    787,878,000.00    750,000,000.00   250,000,000.00     750,000,000.00     725,000,000.00
Principal Funding Account Balance                     0.00              0.00             0.00               0.00               0.00
Series Required Transferor Amount            55,151,460.00     52,500,000.00    17,500,000.00      52,500,000.00      50,750,000.00
Series Allocation Percentage                         3.89%             3.70%            1.23%              3.70%              3.58%
Series Alloc. Finance Charge Collections     14,351,416.07     13,661,457.80     4,553,819.27      13,661,457.80      13,206,075.88
Series Allocable Recoveries                     711,209.92        677,017.81       225,672.60         677,017.81         654,450.55
Series Alloc. Principal Collections         215,419,182.84    205,062,696.42    68,354,232.14     205,062,696.42     198,227,273.21
Series Allocable Defaulted Amount             3,658,693.97      3,482,798.71     1,160,932.90       3,482,798.71       3,366,705.42

B. Series Allocations                        Series 2001-5     Series 2001-6    Series 2001-7      Series 2002-1      Series 2002-2
---------------------                        -------------     -------------    ------------       -------------      -------------

Group Number                                             2                 2                2                  2                  2
Invested Amount                             500,000,000.00    700,000,000.00   650,000,000.00     920,000,000.00     940,000,000.00
Adjusted Invested Amount                    500,000,000.00    700,000,000.00   650,000,000.00     920,000,000.00     940,000,000.00
Principal Funding Account Balance                     0.00              0.00             0.00               0.00               0.00
Series Required Transferor Amount            35,000,000.00     49,000,000.00    45,500,000.00      64,400,000.00      65,800,000.00
Series Allocation Percentage                         2.47%             3.45%            3.21%              4.54%              4.64%
Series Alloc. Finance Charge Collections      9,107,638.54     12,750,693.95    11,839,930.10      16,758,054.91      17,122,360.45
Series Allocable Recoveries                     451,345.21        631,883.29       586,748.77         830,475.18         848,528.99
Series Alloc. Principal Collections         136,708,464.28    191,391,849.99   177,721,003.56     251,543,574.27     257,011,912.85
Series Allocable Defaulted Amount             2,321,865.81      3,250,612.13     3,018,425.55       4,272,233.08       4,365,107.71

B. Series Allocations                        Series 2002-3     Series 2002-4    Series 2002-5      Series 2002-6      Series 2003-1
---------------------                        -------------     -------------    -------------      -------------      -------------

Group Number                                             2                 2                2                  2                  2
Invested Amount                             920,000,000.00    500,000,000.00   600,000,000.00     720,000,000.00     920,000,000.00
Adjusted Invested Amount                    920,000,000.00    500,000,000.00   600,000,000.00     720,000,000.00     920,000,000.00
Principal Funding Account Balance                     0.00              0.00             0.00               0.00               0.00
Series Required Transferor Amount            64,400,000.00     35,000,000.00    42,000,000.00      50,400,000.00      64,400,000.00
Series Allocation Percentage                         4.54%             2.47%            2.96%              3.55%              4.54%
Series Alloc. Finance Charge Collections     16,758,054.91      9,107,638.54    10,929,166.24      13,114,999.49      16,758,054.91
Series Allocable Recoveries                     830,475.18        451,345.21       541,614.25         649,937.10         830,475.18
Series Alloc. Principal Collections         251,543,574.27    136,708,464.28   164,050,157.14     196,860,188.56     251,543,574.27
Series Allocable Defaulted Amount             4,272,233.08      2,321,865.81     2,786,238.97       3,343,486.76       4,272,233.08

B. Series Allocations                        Series 2003-2     Series 2003-3    Series 2003-4      Series 2004-1      Series 2004-2
---------------------                        -------------     -------------    -------------      -------------      -------------

Group Number                                             2                 2                1                  2                  2
Invested Amount                           1,100,000,000.00    750,000,000.00   680,000,000.00     800,000,000.00     400,000,000.00
Adjusted Invested Amount                  1,100,000,000.00    750,000,000.00   680,000,000.00     800,000,000.00     400,000,000.00
Principal Funding Account Balance                     0.00              0.00             0.00               0.00               0.00
Series Required Transferor Amount            77,000,000.00     52,500,000.00    47,600,000.00      56,000,000.00      28,000,000.00
Series Allocation Percentage                         5.43%             3.70%            3.35%              3.95%              1.97%
Series Alloc. Finance Charge Collections     20,036,804.78     13,661,457.80    12,386,388.41      14,572,221.66       7,286,110.83
Series Allocable Recoveries                     992,959.46        677,017.81       613,829.48         722,152.33         361,076.17
Series Alloc. Principal Collections         300,758,621.42    205,062,696.42   185,923,511.42     218,733,542.85     109,366,771.42
Series Allocable Defaulted Amount             5,108,104.77      3,482,798.71     3,157,737.49       3,714,985.29       1,857,492.64



                                             - 03 -

B. Series Allocations                      Series 2004-3      Series 2004-4       Series 2004-5                          Trust Total
---------------------                      -------------      -------------       -------------                          -----------
Group Number                                           1                  2                   2
Invested Amount                           600,000,000.00   1,100,000,000.00    1,000,000,000.00                    20,275,000,000.00
Adjusted Invested Amount                  600,000,000.00   1,100,000,000.00    1,000,000,000.00                    20,275,000,000.00
Principal Funding Account Balance                   0.00               0.00                0.00                                 0.00
Series Required Transferor Amount          42,000,000.00      77,000,000.00       70,000,000.00                     1,419,250,000.00
Series Allocation Percentage                       2.96%              5.43%               4.93%                                 100%
Series Alloc. Finance Charge Collections   10,929,166.24      20,036,804.78       18,215,277.07                       369,314,742.65
Series Allocable Recoveries                   541,614.25         992,959.46          902,690.41                        18,302,048.14
Series Alloc. Principal Collections       164,050,157.14     300,758,621.42      273,416,928.56                     5,543,528,226.54
Series Allocable Defaulted Amount           2,786,238.97       5,108,104.77        4,643,731.61                        94,151,658.40

C. Group Allocations
--------------------

1. Group 1 Allocations                                                            Series 2000-1
----------------------                                                            -------------
Invested Amount                                                                  500,000,000.00
Investor Finance Charge Collections                                                7,870,961.64

Investor Monthly Interest                                                          2,863,125.00
Investor Default Amount                                                            2,006,592.23
Investor Monthly Fees                                                                833,333.33
Investor Additional Amounts                                                                0.00
Total                                                                              5,703,050.56

Reallocated Investor Finance Charge
  Collections                                                                      8,991,582.94
Available Excess                                                                   3,288,532.39

1. Group 1 Allocations                     Series 2001-2      Series 2003-4       Series 2004-3                        Group 1 Total
----------------------                     -------------      -------------       -------------                      -------------
Invested Amount                           250,000,000.00     680,000,000.00      600,000,000.00                     2,030,000,000.00
Investor Finance Charge Collections         3,935,480.82      10,704,507.83        9,445,153.97                        31,956,104.26

Investor Monthly Interest                   1,110,208.33       1,006,031.67        2,095,200.00                         7,074,565.00
Investor Default Amount                     1,003,296.11       2,728,965.43        2,407,910.67                         8,146,764.44
Investor Monthly Fees                         416,666.67       1,133,333.33        1,000,000.00                         3,383,333.33
Investor Additional Amounts                         0.00               0.00                0.00                                 0.00
Total                                       2,530,171.11       4,868,330.43        5,503,110.67                        18,604,662.77

Reallocated Investor Finance Charge
  Collections                               4,174,437.31       9,340,734.47        9,449,349.53                        31,956,104.26
Available Excess                            1,644,266.19       4,472,404.04        3,946,238.86                        13,351,441.49

2. Group 2 Allocations                                        Series 2000-2       Series 2000-3      Series 2000-4     Series 2000-5
----------------------                                        -------------       -------------      -------------     -------------
Invested Amount                                              500,000,000.00    1,000,000,000.00   1,212,122,000.00    787,878,000.00
Investor Finance Charge Collections                            7,870,961.64       15,741,923.28      19,081,131.53     12,402,715.03

Investor Monthly Interest                                        821,510.42        1,639,583.33       2,067,905.52      1,282,533.90
Investor Default Amount                                        2,006,592.23        4,013,184.45       4,864,469.16      3,161,899.74
Investor Monthly Fees                                            833,333.33        1,666,666.67       2,020,203.33      1,313,130.00
Investor Additional Amounts                                            0.00                0.00               0.00              0.00
Total                                                          3,661,435.98        7,319,434.45       8,952,578.01      5,757,563.64

Reallocated Investor Finance Charge
  Collections                                                  7,893,160.08      15,782,882.66       19,211,309.78     12,425,728.28
Investment Funding Account Proceeds                                                                          0.00
Available Excess                                               4,231,724.10        8,463,448.20      10,258,731.76      6,668,164.64

2. Group 2 Allocations                     Series 2001-1      Series 2001-3       Series 2001-4      Series 2001-5     Series 2001-6
----------------------                     -------------      -------------       -------------      -------------     -------------
Invested Amount                           750,000,000.00     750,000,000.00      725,000,000.00     500,000,000.00    700,000,000.00
Investor Finance Charge Collections        11,806,442.46      11,806,442.46       11,412,894.38       7,870,961.64     11,019,346.30

Investor Monthly Interest                   1,222,875.00       1,215,718.75        1,175,194.79         830,000.00      1,128,458.33
Investor Default Amount                     3,009,888.34       3,009,888.34        2,909,558.73       2,006,592.23      2,809,229.12
Investor Monthly Fees                       1,250,000.00       1,250,000.00        1,208,333.33         833,333.33      1,166,666.67
Investor Additional Amounts                         0.00               0.00                0.00               0.00              0.00
Total                                       5,482,763.34       5,475,607.09        5,293,086.85       3,669,925.56      5,104,354.12

Reallocated Investor Finance Charge
  Collections                              11,830,349.49      11,823,193.24       11,429,086.80       7,901,649.66     11,028,767.86
Investment Funding Account Proceeds
Available Excess                            6,347,586.15       6,347,586.15        6,135,999.95       4,231,724.10      5,924,413.74

                                                  - 04 -



2. Group 2 Allocations                    Series 2001-7      Series 2002-1      Series 2002-2      Series 2002-3       Series 2002-4
----------------------                    -------------      -------------      -------------      -------------       -------------
Invested Amount                          650,000,000.00     920,000,000.00     940,000,000.00     920,000,000.00      500,000,000.00
Investor Finance Charge Collections       10,232,250.13      14,482,569.42      14,797,407.88      14,482,569.42        7,870,961.64

Investor Monthly Interest                  1,048,287.50       1,479,858.33       1,511,402.50       1,478,631.67          777,208.33
Investor Default Amount                    2,608,569.89       3,692,129.70       3,772,393.38       3,692,129.70        2,006,592.23
Investor Monthly Fees                      1,083,333.33       1,533,333.33       1,566,666.67       1,533,333.33          833,333.33
Investor Additional Amounts                        0.00               0.00               0.00               0.00                0.00
Total                                      4,740,190.73       6,705,321.36       6,850,462.55       6,704,094.70        3,617,133.89

Reallocated Investor Finance Charge
  Collections                             10,241,432.06      14,491,693.71      14,806,103.86      14,490,467.04        7,848,857.99
Investment Funding Account Proceeds
Available Excess                           5,501,241.33       7,786,372.35       7,955,641.31       7,786,372.35        4,231,724.10

2. Group 2 Allocations                    Series 2002-5      Series 2002-6      Series 2003-1      Series 2003-2       Series 2003-3
----------------------                    -------------      -------------      -------------      -------------       -------------
Invested Amount                          600,000,000.00     720,000,000.00     920,000,000.00   1,100,000,000.00      750,000,000.00
Investor Finance Charge Collections        9,445,153.97      11,334,184.76      14,482,569.42      17,316,115.61       11,806,442.46

Investor Monthly Interest                    991,875.00       1,175,400.00       1,479,858.33       1,767,195.83        1,203,906.25
Investor Default Amount                    2,407,910.67       2,889,492.81       3,692,129.70       4,414,502.90        3,009,888.34
Investor Monthly Fees                      1,000,000.00       1,200,000.00       1,533,333.33       1,833,333.33        1,250,000.00
Investor Additional Amounts                        0.00               0.00               0.00               0.00                0.00
Total                                      4,399,785.67       5,264,892.81       6,705,321.36       8,015,032.06        5,463,794.59

Reallocated Investor Finance Charge
  Collections                              9,477,854.59      11,358,575.51      14,491,693.71      17,324,825.09       11,811,380.74
Investment Funding Account Proceeds
Available Excess                           5,078,068.92       6,093,682.71       7,786,372.35       9,309,793.02        6,347,586.15

2. Group 2 Allocations                    Series 2004-1      Series 2004-2      Series 2004-4      Series 2004-5       Group 2 Total
----------------------                    -------------      -------------      -------------      -------------       -------------
Invested Amount                          800,000,000.00     400,000,000.00   1,100,000,000.00   1,000,000,000.00   18,245,000,000.00
Investor Finance Charge Collections       12,593,538.62       6,296,769.31      17,316,115.61      15,741,923.28      287,211,390.22

Investor Monthly Interest                  1,263,366.67         663,333.33       1,740,245.83       1,202,544.44       29,166,894.07
Investor Default Amount                    3,210,547.56       1,605,273.78       4,414,502.90       4,013,184.45       73,220,550.32
Investor Monthly Fees                      1,333,333.33         666,666.67       1,833,333.33       1,666,666.67       30,408,333.33
Investor Additional Amounts                        0.00               0.00               1.00               1.00                0.00
Total                                      5,807,247.56       2,935,273.78       7,988,082.06       6,882,395.56      132,795,777.73

Reallocated Investor Finance Charge
  Collections                             12,578,006.13       6,320,653.06      17,297,875.09      15,345,843.77      287,211,390.22
Investment Funding Account Proceeds                                                                                             0.00
Available Excess                           6,770,758.56       3,385,379.28       9,309,793.02       8,463,448.20      154,415,612.49

                                                GROUP I           GROUP II
                                                -------           --------
Group Investor Finance Charge
  Collections                             31,956,104.26     287,211,390.22
Group Expenses                            18,604,662.77     132,795,777.73
Reallocable Investor Finance Charge
  Collections                             13,351,441.49     154,415,612.49




D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                           262,005,175
61-90 Days Delinquent:                           145,808,651
90+ Days Delinquent:                             213,762,419
Total 30+ Days Delinquent:                       621,576,245


                                              - 05 -



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor       Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------       -----------
Beginning Invested /Transferor Amount                578,559,453.96      500,000,000.00      78,559,453.96
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                N/A
Floating Allocation Percentage                                  N/A            86.4215%           13.5785%
Principal Allocation Percentage                                 N/A            86.4215%           13.5785%
Collections of Finance Chg. Receivables                9,107,638.54        7,870,961.64       1,236,676.90
Collections of Principal Receivables                 136,708,464.28      118,145,562.52      18,562,901.76
Defaulted Amount                                       2,321,865.81        2,006,592.23         315,273.58

Ending Invested / Transferor Amounts                 574,699,089.03      500,000,000.00      74,699,089.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest            Total
--------------------------------------               -------              -------           ----------           ------

Principal Funding Account                                      0.00                0.00               0.00              0.00
Investment Proceeds for Monthly Period                         0.00                0.00               0.00              0.00
Reserve Draw Amount                                            0.00                0.00               0.00              0.00
Available Reserve Account Amount                       2,162,500.00                0.00               0.00      2,162,500.00
Reserve Account Surplus                                        0.00                0.00               0.00              0.00

Coupon September 15, 2004 to October 14, 2004               7.2000%             7.4000%            2.6600%
Monthly Interest Due                                   2,595,000.00          185,000.00          83,125.00      2,863,125.00
Outstanding Monthly Interest Due                               0.00                0.00               0.00              0.00
Additional Interest Due                                        0.00                0.00               0.00              0.00
Total Interest Due                                     2,595,000.00          185,000.00          83,125.00      2,863,125.00
Investor Default Amount                                1,735,702.28          120,395.53         150,494.42      2,006,592.23
Investor Monthly Fees Due                                720,833.33           50,000.00          62,500.00        833,333.33
Investor Additional Amounts Due
Total Due                                              5,051,535.61          355,395.53         296,119.42      5,703,050.56

Reallocated Investor Finance Charge Collections                                                                 8,991,582.94
Interest and Principal Funding Investment Proceeds                                                                      0.00
Interest on Reserve Account                                                                                             0.00
Series Adjusted Portfolio Yield                                                                                     16.4485%
Base Rate                                                                                                            8.9947%
Excess Spread Percentage                                                                                             7.8925%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest            Total
--------------------------------------------         -------              -------           ----------           -----

Beginning Certificates Balance                       432,500,000.00       30,000,000.00      37,500,000.00    500,000,000.00
Interest Distributions                                 2,595,000.00          185,000.00          83,125.00      2,863,125.00
Principal Deposits - Prin. Funding Account                     0.00                0.00               0.00              0.00
Principal Distributions                                        0.00                0.00               0.00              0.00
Total Distributions                                    2,595,000.00          185,000.00          83,125.00      2,863,125.00
Ending Certificates Balance                          432,500,000.00       30,000,000.00      37,500,000.00    500,000,000.00






                                       - 06 -

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $6.00

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00


                                     - 07 -

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $83,125.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $83,125.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00


                                     - 08 -

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $7,777,719.25

          a.   Class A Monthly Interest:                         $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,735,702.28
          e.   Excess Spread:                                    $3,447,016.97

     2.   Class B Available Funds:                                 $539,494.98

          a.   Class B Monthly Interest:                           $185,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $354,494.98

     3.   Collateral Available Funds:                              $674,368.72

          a.   Excess Spread:                                      $674,368.72

     4.   Total Excess Spread:                                   $4,475,880.67

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%

     2.   Series 2000-1 Allocable Principal
          Collections:                                         $136,708,464.28

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                         $118,145,562.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $118,145,562.52

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,006,592.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $120,152,154.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $37,500,000.00

     2.   Required Collateral Invested Amount:                  $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $120,152,154.75


                                     - 09 -

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                         $4,475,880.67
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $120,395.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $83,125.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $150,494.42
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                          $2,162,500.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $1,126,032.39

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  8.9947%
          b.   Prior Monthly Period                                    8.9825%
          c.   Second Prior Monthly Period                             8.4163%

     2.   Three Month Average Base Rate                                8.7979%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 16.4485%
          b.   Prior Monthly Period                                   17.0535%
          c.   Second Prior Monthly Period                            16.1007%

     4.   Three Month Average Series Adjusted Portfolio Yield         16.5342%



III. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                578,559,453.96      500,000,000.00       78,559,453.96
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables                9,107,638.54        7,870,961.64        1,236,676.90
Collections of Principal Receivables                 136,708,464.28      118,145,562.52       18,562,901.76
Defaulted Amount                                       2,321,865.81        2,006,592.23          315,273.58

Ending Invested / Transferor Amounts                 574,699,089.03      500,000,000.00       74,699,089.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                       2,062,500.00                0.00                0.00          2,062,500.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9250%             2.1100%             2.2600%
Monthly Interest Due                                     661,718.75           70,333.33           89,458.33            821,510.42
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       661,718.75           70,333.33           89,458.33            821,510.42
Investor Default Amount                                1,655,438.59          160,527.38          190,626.26          2,006,592.23
Investor Monthly Fees Due                                687,500.00           66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,004,657.34          297,527.38          359,251.26          3,661,435.98

Reallocated Investor Finance Charge Collections                                                                      7,893,160.08
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8619%
Base Rate                                                                                                                 4.0268%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                   661,718.75           70,333.33           89,458.33            821,510.42
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      661,718.75           70,333.33           89,458.33            821,510.42
Ending Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.60

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.60

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $89,458.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $89,458.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                              $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,511,857.06

          a.   Class A Monthly Interest:                           $661,718.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,655,438.59
          e.   Excess Spread:                                    $4,194,699.73

     2.   Class B Available Funds:                                 $631,452.81

          a.   Class B Monthly Interest:                            $70,333.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $561,119.47

     3.   Collateral Available Funds:                              $749,850.21

          a.   Excess Spread:                                      $749,850.21

     4.   Total Excess Spread:                                   $5,505,669.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2000-2 Allocable Principal
          Collections:                                         $136,708,464.28

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                         $118,145,562.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $118,145,562.52

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,006,592.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $120,152,154.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $120,152,154.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                         $5,505,669.41
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $160,527.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $89,458.33
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $190,626.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                          $2,062,500.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $2,169,224.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0268%
          b.   Prior Monthly Period                                    3.8646%
          c.   Second Prior Monthly Period                             3.5148%

     2.   Three Month Average Base Rate                                3.8020%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8619%
          b.   Prior Monthly Period                                   14.3691%
          c.   Second Prior Monthly Period                            13.4829%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9046%



IV. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,157,118,907.92    1,000,000,000.00      157,118,907.92
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               18,215,277.07       15,741,923.28        2,473,353.79
Collections of Principal Receivables                 273,416,928.56      236,291,125.04       37,125,803.52
Defaulted Amount                                       4,643,731.61        4,013,184.45          630,547.16

Ending Invested / Transferor Amounts               1,149,398,178.07    1,000,000,000.00      149,398,178.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9200%             2.1100%             2.2600%
Monthly Interest Due                                   1,320,000.00          140,666.67          178,916.67          1,639,583.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,320,000.00          140,666.67          178,916.67          1,639,583.33
Investor Default Amount                                3,310,877.17          321,054.76          381,252.52          4,013,184.45
Investor Monthly Fees Due                              1,375,000.00          133,333.33          158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                              6,005,877.17          595,054.76          718,502.52          7,319,434.45

Reallocated Investor Finance Charge Collections                                                                     15,782,882.66
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8579%
Base Rate                                                                                                                 4.0226%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       825,000,000.00       80,000,000.00       95,000,000.00      1,000,000,000.00
Interest Distributions                                 1,320,000.00          140,666.67          178,916.67          1,639,583.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,320,000.00          140,666.67          178,916.67          1,639,583.33
Ending Certificates Balance                          825,000,000.00       80,000,000.00       95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.60

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.60

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $178,916.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $178,916.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $13,020,878.19

          a.   Class A Monthly Interest:                         $1,320,000.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,310,877.17
          e.   Excess Spread:                                    $8,390,001.02

     2.   Class B Available Funds:                               $1,262,630.61

          a.   Class B Monthly Interest:                           $140,666.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,121,963.95

     3.   Collateral Available Funds:                            $1,499,373.85

          a.   Excess Spread:                                    $1,499,373.85

     4.   Total Excess Spread:                                  $11,011,338.82

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2000-3 Allocable Principal
          Collections:                                         $273,416,928.56

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                         $236,291,125.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $236,291,125.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,013,184.45

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $240,304,309.49

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $95,000,000.00

     2.   Required Collateral Invested Amount:                  $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $240,304,309.49

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                        $11,011,338.82
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $321,054.76
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $178,916.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $381,252.52
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $8,463,448.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0226%
          b.   Prior Monthly Period                                    3.8604%
          c.   Second Prior Monthly Period                             3.5106%

     2.   Three Month Average Base Rate                                3.7979%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8579%
          b.   Prior Monthly Period                                   14.3649%
          c.   Second Prior Monthly Period                            13.4786%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9005%



V. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest             Interest
----------------------------------                 -----------        -------------         -----------
Beginning Invested /Transferor Amount              1,402,569,284.91    1,212,122,000.00      190,447,284.91
Beginning Adjusted Invested Amount                              N/A    1,212,122,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               22,079,138.08       19,081,131.53        2,998,006.55
Collections of Principal Receivables                 331,414,674.28      286,413,671.07       45,001,003.21
Defaulted Amount                                       5,628,769.25        4,864,469.16          764,300.08

Ending Invested / Transferor Amounts               1,393,210,818.40    1,212,122,000.00      181,088,818.40


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               2.0050%             2.2300%             2.2600%
Monthly Interest Due                                   1,670,833.33          180,202.58          216,869.60          2,067,905.52
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,670,833.33          180,202.58          216,869.60          2,067,905.52
Investor Default Amount                                4,013,184.45          389,158.50          462,126.22          4,864,469.16
Investor Monthly Fees Due                              1,666,666.67          161,616.67          191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                              7,350,684.45          730,977.75          870,915.82          8,952,578.01

Reallocated Investor Finance Charge Collections                                                                     19,211,309.78
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.9361%
Base Rate                                                                                                                 4.1034%
Excess Spread Percentage                                                                                                 10.1561%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                     1,000,000,000.00       96,970,000.00      115,152,000.00      1,212,122,000.00
Interest Distributions                                 1,670,833.33          180,202.58          216,869.60          2,067,905.52
Interest Deposits - Interest Funding Account          (1,670,833.33)        (180,202.58)               0.00         (1,851,035.92)
Interest Funding Account Distributions                         0.00                0.00                0.00                  0.00
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                            0.00                0.00          216,869.60            216,869.60
Ending Interest Funding Account Balance                1,670,833.33          180,202.58                0.00          1,851,035.92
Ending Certificates Balance                        1,000,000,000.00       96,970,000.00      115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.67

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $216,869.60

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $216,869.60

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds (Includes Int. Income
          from IFA):                                            $15,849,320.27

          a.   Class A Monthly Interest:                         $1,670,833.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $4,013,184.45
          e.   Excess Spread:                                   $10,165,302.48

     2.   Class B Available Funds:                               $1,536,908.59

          a.   Class B Monthly Interest:                           $180,202.58
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,356,706.00

     3.   Collateral Available Funds:                            $1,825,080.93

          a.   Excess Spread:                                    $1,825,080.93

     4.   Total Excess Spread:                                  $13,347,089.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2000-4 Allocable Principal
          Collections:                                         $331,414,674.28

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                         $286,413,671.07

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $286,413,671.07

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,864,469.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $291,278,140.23

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $115,152,000.00

     2.   Required Collateral Invested Amount:                 $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $291,278,140.23

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                        $13,347,089.41
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $389,158.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $216,869.60
     9.   Applied to unpaid Monthly Servicing Fee:               $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $462,126.22
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                              $10,258,731.76

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.1034%
          b.   Prior Monthly Period                                    3.7577%
          c.   Second Prior Monthly Period                             3.6098%

     2.   Three Month Average Base Rate                                3.8236%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.9361%
          b.   Prior Monthly Period                                   14.2662%
          c.   Second Prior Monthly Period                            13.5824%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9282%



VI. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                911,668,530.94      787,878,000.00      123,790,530.94
Beginning Adjusted Invested Amount                              N/A      787,878,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               14,351,416.07       12,402,715.03        1,948,701.04
Collections of Principal Receivables                 215,419,182.84      186,168,579.02       29,250,603.82
Defaulted Amount                                       3,658,693.97        3,161,899.74          496,794.23

Ending Invested / Transferor Amounts                 905,585,537.74      787,878,000.00      117,707,537.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              ------            ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9000%             2.1400%             2.2600%
Monthly Interest Due                                   1,029,166.67          112,403.50          140,963.73          1,282,533.90
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,029,166.67          112,403.50          140,963.73          1,282,533.90
Investor Default Amount                                2,608,569.89          252,951.02          300,378.83          3,161,899.74
Investor Monthly Fees Due                              1,083,333.33          105,050.00          124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                              4,721,069.89          470,404.52          566,089.23          5,757,563.64

Reallocated Investor Finance Charge Collections                                                                     12,425,728.28
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8440%
Base Rate                                                                                                                 4.0083%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       650,000,000.00       63,030,000.00       74,848,000.00        787,878,000.00
Interest Distributions                                 1,029,166.67          112,403.50          140,963.73          1,282,533.90
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,029,166.67          112,403.50          140,963.73          1,282,533.90
Ending Certificates Balance                          650,000,000.00       63,030,000.00       74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.58

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $140,963.73

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $140,963.73

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,251,236.09

          a.   Class A Monthly Interest:                         $1,029,166.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,608,569.89
          e.   Excess Spread:                                    $6,613,499.53

     2.   Class B Available Funds:                                 $994,054.48

          a.   Class B Monthly Interest:                           $112,403.50
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $881,650.98

     3.   Collateral Available Funds:                            $1,180,437.72

          a.   Excess Spread:                                    $1,180,437.72

     4.   Total Excess Spread:                                   $8,675,588.22

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2000-5 Allocable Principal
          Collections:                                         $215,419,182.84

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                         $186,168,579.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $186,168,579.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,161,899.74

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $189,330,478.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $74,848,000.00

     2.   Required Collateral Invested Amount:                  $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $189,330,478.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                         $8,675,588.22
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $252,951.02
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $140,963.73
     9.   Applied to unpaid Monthly Servicing Fee:               $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $300,378.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,668,164.64

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0083%
          b.   Prior Monthly Period                                    3.8461%
          c.   Second Prior Monthly Period                             3.4963%

     2.   Three Month Average Base Rate                                3.7836%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8440%
          b.   Prior Monthly Period                                   14.3506%
          c.   Second Prior Monthly Period                            13.4638%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8862%



VII. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                867,839,180.94      750,000,000.00      117,839,180.94
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               13,661,457.80       11,806,442.46        1,855,015.35
Collections of Principal Receivables                 205,062,696.42      177,218,343.78       27,844,352.64
Defaulted Amount                                       3,482,798.71        3,009,888.34          472,910.37

Ending Invested / Transferor Amounts                 862,048,633.55      750,000,000.00      112,048,633.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9000%             2.1800%             2.2600%
Monthly Interest Due                                     979,687.50          109,000.00          134,187.50          1,222,875.00
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       979,687.50          109,000.00          134,187.50          1,222,875.00
Investor Default Amount                                2,483,157.88          240,791.07          285,939.39          3,009,888.34
Investor Monthly Fees Due                              1,031,250.00          100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,494,095.38          449,791.07          538,876.89          5,482,763.34

Reallocated Investor Finance Charge Collections                                                                     11,830,349.49
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8472%
Base Rate                                                                                                                 4.0116%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                   979,687.50          109,000.00          134,187.50          1,222,875.00
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      979,687.50          109,000.00          134,187.50          1,222,875.00
Ending Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.58

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.82

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.82

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $134,187.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $134,187.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,760,038.33

          a.   Class A Monthly Interest:                           $979,687.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,483,157.88
          e.   Excess Spread:                                    $6,297,192.95

     2.   Class B Available Funds:                                 $946,427.96

          a.   Class B Monthly Interest:                           $109,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $837,427.96

     3.   Collateral Available Funds:                            $1,123,883.20

          a.   Excess Spread:                                    $1,123,883.20

     4.   Total Excess Spread:                                   $8,258,504.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2001-1 Allocable Principal
          Collections:                                         $205,062,696.42

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                         $177,218,343.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $177,218,343.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,009,888.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $180,228,232.12

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $180,228,232.12

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                         $8,258,504.11
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $240,791.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $134,187.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $285,939.39
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,347,586.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0116%
          b.   Prior Monthly Period                                    3.8493%
          c.   Second Prior Monthly Period                             3.4995%

     2.   Three Month Average Base Rate                                3.7868%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8472%
          b.   Prior Monthly Period                                   14.3539%
          c.   Second Prior Monthly Period                            13.4672%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8894%



VIII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                289,279,726.98      250,000,000.00       39,279,726.98
Beginning Adjusted Invested Amount                              N/A      250,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables                4,553,819.27        3,935,480.82          618,338.45
Collections of Principal Receivables                  68,354,232.14       59,072,781.26        9,281,450.88
Defaulted Amount                                       1,160,932.90        1,003,296.11          157,636.79

Ending Invested / Transferor Amounts                 287,349,544.52      250,000,000.00       37,349,544.52


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               5.5300%             5.8300%             2.6100%
Monthly Interest Due                                     996,552.08           72,875.00           40,781.25          1,110,208.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       996,552.08           72,875.00           40,781.25          1,110,208.33
Investor Default Amount                                  867,851.14           60,197.77           75,247.21          1,003,296.11
Investor Monthly Fees Due                                360,416.67           25,000.00           31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                              2,224,819.89          158,072.77          147,278.46          2,530,171.11

Reallocated Investor Finance Charge Collections                                                                      4,174,437.31
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.9351%
Base Rate                                                                                                                 7.4308%
Excess Spread Percentage                                                                                                  7.8925%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       216,250,000.00       15,000,000.00       18,750,000.00        250,000,000.00
Interest Distributions                                   996,552.08           72,875.00           40,781.25          1,110,208.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      996,552.08           72,875.00           40,781.25          1,110,208.33
Ending Certificates Balance                          216,250,000.00       15,000,000.00       18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $4.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $40,781.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $40,781.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $3,610,888.27

          a.   Class A Monthly Interest:                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):       $867,851.14
          e.   Excess Spread:                                    $1,746,485.05

     2.   Class B Available Funds:                                 $250,466.24

          a.   Class B Monthly Interest:                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $177,591.24

     3.   Collateral Available Funds:                              $313,082.80

          a.   Excess Spread:                                      $313,082.80

     4.   Total Excess Spread:                                   $2,237,159.08

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%

     2.   Series 2001-2 Allocable Principal
          Collections:                                          $68,354,232.14

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                          $59,072,781.26

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $59,072,781.26

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,003,296.11

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $60,076,077.37

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $18,750,000.00

     2.   Required Collateral Invested Amount:                  $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $60,076,077.37

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                         $2,237,159.08
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                  $60,197.77
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $40,781.25
     9.   Applied to unpaid Monthly Servicing Fee:                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                          $75,247.21
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $1,644,266.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  7.4308%
          b.   Prior Monthly Period                                    7.4186%
          c.   Second Prior Monthly Period                             6.9499%

     2.   Three Month Average Base Rate                                7.2664%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 14.9351%
          b.   Prior Monthly Period                                   15.4895%
          c.   Second Prior Monthly Period                            14.5870%

     4.   Three Month Average Series Adjusted Portfolio Yield         15.0039%



IX. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                867,839,180.94      750,000,000.00      117,839,180.94
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               13,661,457.80       11,806,442.46        1,855,015.35
Collections of Principal Receivables                 205,062,696.42      177,218,343.78       27,844,352.64
Defaulted Amount                                       3,482,798.71        3,009,888.34          472,910.37

Ending Invested / Transferor Amounts                 862,048,633.55      750,000,000.00      112,048,633.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8900%             2.1400%             2.2600%
Monthly Interest Due                                     974,531.25          107,000.00          134,187.50          1,215,718.75
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       974,531.25          107,000.00          134,187.50          1,215,718.75
Investor Default Amount                                2,483,157.88          240,791.07          285,939.39          3,009,888.34
Investor Monthly Fees Due                              1,031,250.00          100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,488,939.13          447,791.07          538,876.89          5,475,607.09

Reallocated Investor Finance Charge Collections                                                                     11,823,193.24
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8359%
Base Rate                                                                                                                 3.9999%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                   974,531.25          107,000.00          134,187.50          1,215,718.75
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      974,531.25          107,000.00          134,187.50          1,215,718.75
Ending Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.58

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $134,187.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $134,187.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,754,134.42

          a.   Class A Monthly Interest:                           $974,531.25
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,483,157.88
          e.   Excess Spread:                                    $6,296,445.30

     2.   Class B Available Funds:                                 $945,855.46

          a.   Class B Monthly Interest:                           $107,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $838,855.46

     3.   Collateral Available Funds:                            $1,123,203.36

          a.   Excess Spread:                                    $1,123,203.36

     4.   Total Excess Spread:                                   $8,258,504.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2001-3 Allocable Principal
          Collections:                                         $205,062,696.42

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                         $177,218,343.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $177,218,343.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,009,888.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $180,228,232.12

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $180,228,232.12

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                         $8,258,504.11
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $240,791.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $134,187.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $285,939.39
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,347,586.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9999%
          b.   Prior Monthly Period                                    3.8377%
          c.   Second Prior Monthly Period                             3.4879%

     2.   Three Month Average Base Rate                                3.7752%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8359%
          b.   Prior Monthly Period                                   14.3423%
          c.   Second Prior Monthly Period                            13.4552%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8778%



X. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                838,911,208.24      725,000,000.00      113,911,208.24
Beginning Adjusted Invested Amount                              N/A      725,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               13,206,075.88       11,412,894.38        1,793,181.50
Collections of Principal Receivables                 198,227,273.21      171,311,065.65       26,916,207.55
Defaulted Amount                                       3,366,705.42        2,909,558.73          457,146.69

Ending Invested / Transferor Amounts                 833,313,679.10      725,000,000.00      108,313,679.10


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ---------               -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8900%             2.1400%             2.2600%
Monthly Interest Due                                     942,046.88          103,433.33          129,714.58          1,175,194.79
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       942,046.88          103,433.33          129,714.58          1,175,194.79
Investor Default Amount                                2,400,385.95          232,764.70          276,408.08          2,909,558.73
Investor Monthly Fees Due                                996,875.00           96,666.67          114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                              4,339,307.83          432,864.70          520,914.33          5,293,086.85

Reallocated Investor Finance Charge Collections                                                                     11,429,086.80
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8359%
Base Rate                                                                                                                 3.9999%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       598,125,000.00       58,000,000.00       68,875,000.00        725,000,000.00
Interest Distributions                                   942,046.88          103,433.33          129,714.58          1,175,194.79
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      942,046.88          103,433.33          129,714.58          1,175,194.79
Ending Certificates Balance                          598,125,000.00       58,000,000.00       68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.58

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $129,714.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $129,714.58

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,428,996.61

          a.   Class A Monthly Interest:                           $942,046.88
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,400,385.95
          e.   Excess Spread:                                    $6,086,563.79

     2.   Class B Available Funds:                                 $914,326.94

          a.   Class B Monthly Interest:                           $103,433.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $810,893.61

     3.   Collateral Available Funds:                            $1,085,763.25

          a.   Excess Spread:                                    $1,085,763.25

     4.   Total Excess Spread:                                   $7,983,220.64

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2001-4 Allocable Principal
          Collections:                                         $198,227,273.21

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                         $171,311,065.65

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $171,311,065.65

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,909,558.73

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $174,220,624.38

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,875,000.00

     2.   Required Collateral Invested Amount:                  $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $174,220,624.38

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                         $7,983,220.64
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $232,764.70
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $129,714.58
     9.   Applied to unpaid Monthly Servicing Fee:               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $276,408.08
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,135,999.95

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9999%
          b.   Prior Monthly Period                                    3.8377%
          c.   Second Prior Monthly Period                             3.4879%

     2.   Three Month Average Base Rate                                3.7752%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8359%
          b.   Prior Monthly Period                                   14.3423%
          c.   Second Prior Monthly Period                            13.4552%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8778%



XI. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations         Interest             Interest
----------------------------------                   -----------      --------------        -----------
Beginning Invested /Transferor Amount                578,559,453.96      500,000,000.00       78,559,453.96
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables                9,107,638.54        7,870,961.64        1,236,676.90
Collections of Principal Receivables                 136,708,464.28      118,145,562.52       18,562,901.76
Defaulted Amount                                       2,321,865.81        2,006,592.23          315,273.58

Ending Invested / Transferor Amounts                 574,699,089.03      500,000,000.00       74,699,089.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              ------            ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9400%             2.2100%             2.2600%
Monthly Interest Due                                     666,875.00           73,666.67           89,458.33            830,000.00
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       666,875.00           73,666.67           89,458.33            830,000.00
Investor Default Amount                                1,655,438.59          160,527.38          190,626.26          2,006,592.23
Investor Monthly Fees Due                                687,500.00           66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              3,009,813.59          300,860.71          359,251.26          3,669,925.56

Reallocated Investor Finance Charge Collections                                                                      7,901,649.66
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8819%
Base Rate                                                                                                                 4.0474%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              ------            ----------              -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                   666,875.00           73,666.67           89,458.33            830,000.00
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      666,875.00           73,666.67           89,458.33            830,000.00
Ending Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $89,458.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $89,458.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,518,860.97

          a.   Class A Monthly Interest:                           $666,875.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,655,438.59
          e.   Excess Spread:                                    $4,196,547.38

     2.   Class B Available Funds:                                 $632,131.97

          a.   Class B Monthly Interest:                            $73,666.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $558,465.31

     3.   Collateral Available Funds:                              $750,656.72

          a.   Excess Spread:                                      $750,656.72

     4.   Total Excess Spread:                                   $5,505,669.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2001-5 Allocable Principal
          Collections:                                         $136,708,464.28

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                         $118,145,562.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $118,145,562.52

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,006,592.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $120,152,154.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $120,152,154.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                         $5,505,669.41
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $160,527.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $89,458.33
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $190,626.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,231,724.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0474%
          b.   Prior Monthly Period                                    3.8852%
          c.   Second Prior Monthly Period                             3.5354%

     2.   Three Month Average Base Rate                                3.8227%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8819%
          b.   Prior Monthly Period                                   14.3898%
          c.   Second Prior Monthly Period                            13.5042%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9253%



XII. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                809,983,235.54      700,000,000.00      109,983,235.54
Beginning Adjusted Invested Amount                              N/A      700,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               12,750,693.95       11,019,346.30        1,731,347.66
Collections of Principal Receivables                 191,391,849.99      165,403,787.53       25,988,062.46
Defaulted Amount                                       3,250,612.13        2,809,229.12          441,383.01

Ending Invested / Transferor Amounts                 804,578,724.65      700,000,000.00      104,578,724.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8800%             2.1100%             2.2600%
Monthly Interest Due                                     904,750.00           98,466.67          125,241.67          1,128,458.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       904,750.00           98,466.67          125,241.67          1,128,458.33
Investor Default Amount                                2,317,614.02          224,738.33          266,876.77          2,809,229.12
Investor Monthly Fees Due                                962,500.00           93,333.33          110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                              4,184,864.02          416,538.33          502,951.77          5,104,354.12

Reallocated Investor Finance Charge Collections                                                                     11,028,767.86
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8255%
Base Rate                                                                                                                 3.9892%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       577,500,000.00       56,000,000.00       66,500,000.00        700,000,000.00
Interest Distributions                                   904,750.00           98,466.67          125,241.67          1,128,458.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      904,750.00           98,466.67          125,241.67          1,128,458.33
Ending Certificates Balance                          577,500,000.00       56,000,000.00       66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $125,241.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $125,241.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,098,733.48

          a.   Class A Monthly Interest:                           $904,750.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,317,614.02
          e.   Excess Spread:                                    $5,876,369.46

     2.   Class B Available Funds:                                 $882,301.43

          a.   Class B Monthly Interest:                            $98,466.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $783,834.76

     3.   Collateral Available Funds:                            $1,047,732.95

          a.   Excess Spread:                                    $1,047,732.95

     4.   Total Excess Spread:                                   $7,707,937.17

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2001-6 Allocable Principal
          Collections:                                         $191,391,849.99

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                         $165,403,787.53

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $165,403,787.53

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,809,229.12

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $168,213,016.65

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $66,500,000.00

     2.   Required Collateral Invested Amount:                  $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $168,213,016.65

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                         $7,707,937.17
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $224,738.33
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $125,241.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $266,876.77
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,924,413.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9891%
          b.   Prior Monthly Period                                    3.8269%
          c.   Second Prior Monthly Period                             3.4771%

     2.   Three Month Average Base Rate                                3.7644%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8255%
          b.   Prior Monthly Period                                   14.3315%
          c.   Second Prior Monthly Period                            13.4440%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8670%



XIII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                752,127,290.15      650,000,000.00      102,127,290.15
Beginning Adjusted Invested Amount                              N/A      650,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               11,839,930.10       10,232,250.13        1,607,679.97
Collections of Principal Receivables                 177,721,003.56      153,589,231.28       24,131,772.29
Defaulted Amount                                       3,018,425.55        2,608,569.89          409,855.65

Ending Invested / Transferor Amounts                 747,108,815.74      650,000,000.00       97,108,815.74


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           -----------             -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8800%             2.1200%             2.2600%
Monthly Interest Due                                     840,125.00           91,866.67          116,295.83          1,048,287.50
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       840,125.00           91,866.67          116,295.83          1,048,287.50
Investor Default Amount                                2,152,070.16          208,685.59          247,814.14          2,608,569.89
Investor Monthly Fees Due                                893,750.00           86,666.67          102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                              3,885,945.16          387,218.92          467,026.64          4,740,190.73

Reallocated Investor Finance Charge Collections                                                                     10,241,432.06
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8263%
Base Rate                                                                                                                 3.9900%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       536,250,000.00       52,000,000.00       61,750,000.00        650,000,000.00
Interest Distributions                                   840,125.00           91,866.67          116,295.83          1,048,287.50
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      840,125.00           91,866.67          116,295.83          1,048,287.50
Ending Certificates Balance                          536,250,000.00       52,000,000.00       61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.57

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.57

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $116,295.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $116,295.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,449,181.45

          a.   Class A Monthly Interest:                           $840,125.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,152,070.16
          e.   Excess Spread:                                    $5,456,986.29

     2.   Class B Available Funds:                                 $819,314.56

          a.   Class B Monthly Interest:                            $91,866.67
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $727,447.90

     3.   Collateral Available Funds:                              $972,936.05

          a.   Excess Spread:                                      $972,936.05

     4.   Total Excess Spread:                                   $7,157,370.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2001-7 Allocable Principal
          Collections:                                         $177,721,003.56

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                         $153,589,231.28

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $153,589,231.28

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,608,569.89

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $156,197,801.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $61,750,000.00

     2.   Required Collateral Invested Amount:                  $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $156,197,801.17

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                         $7,157,370.23
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $208,685.59
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $116,295.83
     9.   Applied to unpaid Monthly Servicing Fee:               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $247,814.14
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,501,241.33

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9900%
          b.   Prior Monthly Period                                    3.8277%
          c.   Second Prior Monthly Period                             3.4779%

     2.   Three Month Average Base Rate                                3.7652%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8263%
          b.   Prior Monthly Period                                   14.3323%
          c.   Second Prior Monthly Period                            13.4449%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8678%



XIV. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,064,549,395.29      920,000,000.00      144,549,395.29
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               16,758,054.91       14,482,569.42        2,275,485.49
Collections of Principal Receivables                 251,543,574.27      217,387,835.04       34,155,739.24
Defaulted Amount                                       4,272,233.08        3,692,129.70          580,103.39

Ending Invested / Transferor Amounts               1,057,446,323.82      920,000,000.00      137,446,323.82


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8700%             2.1600%             2.2600%
Monthly Interest Due                                   1,182,775.00          132,480.00          164,603.33          1,479,858.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,182,775.00          132,480.00          164,603.33          1,479,858.33
Investor Default Amount                                3,046,007.00          295,370.38          350,752.32          3,692,129.70
Investor Monthly Fees Due                              1,265,000.00          122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,493,782.00          550,517.04          661,022.32          6,705,321.36

Reallocated Investor Finance Charge Collections                                                                     14,491,693.71
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8213%
Base Rate                                                                                                                 3.9848%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                 1,182,775.00          132,480.00          164,603.33          1,479,858.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,182,775.00          132,480.00          164,603.33          1,479,858.33
Ending Certificates Balance                          759,000,000.00       73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.80

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.80

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $164,603.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $164,603.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,955,647.31

          a.   Class A Monthly Interest:                         $1,182,775.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,046,007.00
          e.   Excess Spread:                                    $7,726,865.31

     2.   Class B Available Funds:                               $1,159,335.50

          a.   Class B Monthly Interest:                           $132,480.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,026,855.50

     3.   Collateral Available Funds:                            $1,376,710.90

          a.   Excess Spread:                                    $1,376,710.90

     4.   Total Excess Spread:                                  $10,130,431.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%

     2.   Series 2002-1 Allocable Principal
          Collections:                                         $251,543,574.27

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                         $217,387,835.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $217,387,835.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,692,129.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $221,079,964.73

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $221,079,964.73

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

     1.   Excess Spread:                                        $10,130,431.71
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $295,370.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $164,603.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $350,752.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,786,372.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9848%
          b.   Prior Monthly Period                                    3.8226%
          c.   Second Prior Monthly Period                             3.4728%

     2.   Three Month Average Base Rate                                3.7601%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8213%
          b.   Prior Monthly Period                                   14.3272%
          c.   Second Prior Monthly Period                            13.4396%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8627%



XV. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,087,691,773.45      940,000,000.00      147,691,773.45
Beginning Adjusted Invested Amount                              N/A      940,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               17,122,360.45       14,797,407.88        2,324,952.57
Collections of Principal Receivables                 257,011,912.85      222,113,657.54       34,898,255.31
Defaulted Amount                                       4,365,107.71        3,772,393.38          592,714.33

Ending Invested / Transferor Amounts               1,080,434,287.38      940,000,000.00      140,434,287.38


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8700%             2.1500%             2.2600%
Monthly Interest Due                                   1,208,487.50          134,733.33          168,181.67          1,511,402.50
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,208,487.50          134,733.33          168,181.67          1,511,402.50
Investor Default Amount                                3,112,224.54          301,791.47          358,377.37          3,772,393.38
Investor Monthly Fees Due                              1,292,500.00          125,333.33          148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                              5,613,212.04          561,858.14          675,392.37          6,850,462.55

Reallocated Investor Finance Charge Collections                                                                     14,806,103.86
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8205%
Base Rate                                                                                                                 3.9840%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------          -----------             ------

Beginning Certificates Balance                       775,500,000.00       75,200,000.00       89,300,000.00        940,000,000.00
Interest Distributions                                 1,208,487.50          134,733.33          168,181.67          1,511,402.50
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,208,487.50          134,733.33          168,181.67          1,511,402.50
Ending Certificates Balance                          775,500,000.00       75,200,000.00       89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $168,181.67

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $168,181.67

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,215,035.69

          a.   Class A Monthly Interest:                         $1,208,487.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,112,224.54
          e.   Excess Spread:                                    $7,894,323.65

     2.   Class B Available Funds:                               $1,184,488.31

          a.   Class B Monthly Interest:                           $134,733.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,049,754.98

     3.   Collateral Available Funds:                            $1,406,579.87

          a.   Excess Spread:                                    $1,406,579.87

     4.   Total Excess Spread:                                  $10,350,658.49

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2002-2 Allocable Principal
          Collections:                                         $257,011,912.85

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                         $222,113,657.54

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $222,113,657.54

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,772,393.38

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $225,886,050.92

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $89,300,000.00

     2.   Required Collateral Invested Amount:                  $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $225,886,050.92

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

     1.   Excess Spread:                                        $10,350,658.49
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $301,791.47
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $168,181.67
     9.   Applied to unpaid Monthly Servicing Fee:               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $358,377.37
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,955,641.31

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9840%
          b.   Prior Monthly Period                                    3.8218%
          c.   Second Prior Monthly Period                             3.4720%

     2.   Three Month Average Base Rate                                3.7593%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8205%
          b.   Prior Monthly Period                                   14.3263%
          c.   Second Prior Monthly Period                            13.4388%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8619%



XVI. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------

Beginning Invested /Transferor Amount              1,064,549,395.29      920,000,000.00      144,549,395.29
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               16,758,054.91       14,482,569.42        2,275,485.49
Collections of Principal Receivables                 251,543,574.27      217,387,835.04       34,155,739.24
Defaulted Amount                                       4,272,233.08        3,692,129.70          580,103.39

Ending Invested / Transferor Amounts               1,057,446,323.82      920,000,000.00      137,446,323.82


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8700%             2.1400%             2.2600%
Monthly Interest Due                                   1,182,775.00          131,253.33          164,603.33          1,478,631.67
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,182,775.00          131,253.33          164,603.33          1,478,631.67
Investor Default Amount                                3,046,007.00          295,370.38          350,752.32          3,692,129.70
Investor Monthly Fees Due                              1,265,000.00          122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,493,782.00          549,290.38          661,022.32          6,704,094.70

Reallocated Investor Finance Charge Collections                                                                     14,490,467.04
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8198%
Base Rate                                                                                                                 3.9832%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                 1,182,775.00          131,253.33          164,603.33          1,478,631.67
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,182,775.00          131,253.33          164,603.33          1,478,631.67
Ending Certificates Balance                          759,000,000.00       73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                               $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest                                               $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $164,603.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $164,603.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,954,635.31

          a.   Class A Monthly Interest:                         $1,182,775.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,046,007.00
          e.   Excess Spread:                                    $7,725,853.31

     2.   Class B Available Funds:                               $1,159,237.36

          a.   Class B Monthly Interest:                           $131,253.33
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,027,984.03

     3.   Collateral Available Funds:                            $1,376,594.37

          a.   Excess Spread:                                    $1,376,594.37

     4.   Total Excess Spread:                                  $10,130,431.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%

     2.   Series 2002-3 Allocable Principal
          Collections:                                         $251,543,574.27

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                         $217,387,835.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $217,387,835.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,692,129.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $221,079,964.73

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $221,079,964.73

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

     1.   Excess Spread:                                        $10,130,431.71
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $295,370.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $164,603.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $350,752.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,786,372.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9832%
          b.   Prior Monthly Period                                    3.8210%
          c.   Second Prior Monthly Period                             3.4712%

     2.   Three Month Average Base Rate                                3.7585%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8198%
          b.   Prior Monthly Period                                   14.3255%
          c.   Second Prior Monthly Period                            13.4379%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8611%



XVII. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                578,559,453.96      500,000,000.00       78,559,453.96
Beginning Adjusted Invested Amount                              N/A      500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables                9,107,638.54        7,870,961.64        1,236,676.90
Collections of Principal Receivables                 136,708,464.28      118,145,562.52       18,562,901.76
Defaulted Amount                                       2,321,865.81        2,006,592.23          315,273.58

Ending Invested / Transferor Amounts                 574,699,089.03      500,000,000.00       74,699,089.03


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8000%             2.0700%             2.2600%
Monthly Interest Due                                     618,750.00           69,000.00           89,458.33            777,208.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       618,750.00           69,000.00           89,458.33            777,208.33
Investor Default Amount                                1,655,438.59          160,527.38          190,626.26          2,006,592.23
Investor Monthly Fees Due                                687,500.00           66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                              2,961,688.59          296,194.04          359,251.26          3,617,133.89

Reallocated Investor Finance Charge Collections                                                                      7,848,857.99
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.7576%
Base Rate                                                                                                                 3.9190%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                   618,750.00           69,000.00           89,458.33            777,208.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      618,750.00           69,000.00           89,458.33            777,208.33
Ending Certificates Balance                          412,500,000.00       40,000,000.00       47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.50

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                          $89,458.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $89,458.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $6,475,307.85

          a.   Class A Monthly Interest:                           $618,750.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,655,438.59
          e.   Excess Spread:                                    $4,201,119.26

     2.   Class B Available Funds:                                 $627,908.64

          a.   Class B Monthly Interest:                            $69,000.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $558,908.64

     3.   Collateral Available Funds:                              $745,641.51

          a.   Excess Spread:                                      $745,641.51

     4.   Total Excess Spread:                                   $5,505,669.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2002-4 Allocable Principal
          Collections:                                         $136,708,464.28

     3.   Principal Allocation Percentage of
          Series 2002-4 Allocable Principal
          Collections:                                         $118,145,562.52

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $118,145,562.52

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-4                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,006,592.23

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $120,152,154.75

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $47,500,000.00

     2.   Required Collateral Invested Amount:                  $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $120,152,154.75

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

     1.   Excess Spread:                                         $5,505,669.41
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $160,527.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $89,458.33
     9.   Applied to unpaid Monthly Servicing Fee:                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $190,626.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,231,724.10

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9190%
          b.   Prior Monthly Period                                    3.7568%
          c.   Second Prior Monthly Period                             3.4070%

     2.   Three Month Average Base Rate                                3.6942%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.7576%
          b.   Prior Monthly Period                                   14.2613%
          c.   Second Prior Monthly Period                            13.3716%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.7968%



XVIII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                694,271,344.75      600,000,000.00       94,271,344.75
Beginning Adjusted Invested Amount                              N/A      600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               10,929,166.24        9,445,153.97        1,484,012.28
Collections of Principal Receivables                 164,050,157.14      141,774,675.02       22,275,482.11
Defaulted Amount                                       2,786,238.97        2,407,910.67          378,328.30

Ending Invested / Transferor Amounts                 689,638,906.84      600,000,000.00       89,638,906.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9300%             2.2100%             2.2600%
Monthly Interest Due                                     796,125.00           88,400.00          107,350.00            991,875.00
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       796,125.00           88,400.00          107,350.00            991,875.00
Investor Default Amount                                1,986,526.30          192,632.85          228,751.51          2,407,910.67
Investor Monthly Fees Due                                825,000.00           80,000.00           95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                              3,607,651.30          361,032.85          431,101.51          4,399,785.67

Reallocated Investor Finance Charge Collections                                                                      9,477,854.59
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8738%
Base Rate                                                                                                                 4.0391%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       495,000,000.00       48,000,000.00       57,000,000.00        600,000,000.00
Interest Distributions                                   796,125.00           88,400.00          107,350.00            991,875.00
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      796,125.00           88,400.00          107,350.00            991,875.00
Ending Certificates Balance                          495,000,000.00       48,000,000.00       57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

..   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $107,350.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $107,350.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $7,819,230.04

          a.   Class A Monthly Interest:                           $796,125.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,986,526.30
          e.   Excess Spread:                                    $5,036,578.74

     2.   Class B Available Funds:                                 $758,228.37

          a.   Class B Monthly Interest:                            $88,400.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $669,828.37

     3.   Collateral Available Funds:                              $900,396.19

          a.   Excess Spread:                                      $900,396.19

     4.   Total Excess Spread:                                   $6,606,803.29

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2002-5 Allocable Principal
          Collections:                                         $164,050,157.14

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                         $141,774,675.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $141,774,675.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,407,910.67

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $144,182,585.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $57,000,000.00

     2.   Required Collateral Invested Amount:                  $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $144,182,585.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

     1.   Excess Spread:                                         $6,606,803.29
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $192,632.85
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $107,350.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $228,751.51
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $5,078,068.92

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0391%
          b.   Prior Monthly Period                                    3.8769%
          c.   Second Prior Monthly Period                             3.5271%

     2.   Three Month Average Base Rate                                3.8143%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8738%
          b.   Prior Monthly Period                                   14.3814%
          c.   Second Prior Monthly Period                            13.4956%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9169%



XIX. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                833,125,613.70      720,000,000.00      113,125,613.70
Beginning Adjusted Invested Amount                              N/A      720,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               13,114,999.49       11,334,184.76        1,780,814.73
Collections of Principal Receivables                 196,860,188.56      170,129,610.03       26,730,578.53
Defaulted Amount                                       3,343,486.76        2,889,492.81          453,993.95

Ending Invested / Transferor Amounts                 827,566,688.21      720,000,000.00      107,566,688.21


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           -----------             -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9000%             2.2100%             2.2600%
Monthly Interest Due                                     940,500.00          106,080.00          128,820.00          1,175,400.00
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       940,500.00          106,080.00          128,820.00          1,175,400.00
Investor Default Amount                                2,383,831.56          231,159.42          274,501.82          2,889,492.81
Investor Monthly Fees Due                                990,000.00           96,000.00          114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                              4,314,331.56          433,239.42          517,321.82          5,264,892.81

Reallocated Investor Finance Charge Collections                                                                     11,358,575.51
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8495%
Base Rate                                                                                                                 4.0140%
Excess Spread Percentage                                                                                                 10.1561%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       594,000,000.00       57,600,000.00       68,400,000.00        720,000,000.00
Interest Distributions                                   940,500.00          106,080.00          128,820.00          1,175,400.00
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      940,500.00          106,080.00          128,820.00          1,175,400.00
Ending Certificates Balance                          594,000,000.00       57,600,000.00       68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.58

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.84

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.84

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $128,820.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $128,820.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,370,824.80

          a.   Class A Monthly Interest:                           $940,500.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,383,831.56
          e.   Excess Spread:                                    $6,046,493.23

     2.   Class B Available Funds:                                 $908,686.04

          a.   Class B Monthly Interest:                           $106,080.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $802,606.04

     3.   Collateral Available Funds:                            $1,079,064.67

          a.   Excess Spread:                                    $1,079,064.67

     4.   Total Excess Spread:                                   $7,928,163.95

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2002-6 Allocable Principal
          Collections:                                         $196,860,188.56

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                         $170,129,610.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $170,129,610.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,889,492.81

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $173,019,102.84

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $68,400,000.00

     2.   Required Collateral Invested Amount:                  $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $173,019,102.84

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

     1.   Excess Spread:                                         $7,928,163.95
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $231,159.42
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $128,820.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $274,501.82
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,093,682.71

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0140%
          b.   Prior Monthly Period                                    3.8518%
          c.   Second Prior Monthly Period                             3.5020%

     2.   Three Month Average Base Rate                                3.7892%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8495%
          b.   Prior Monthly Period                                   14.3563%
          c.   Second Prior Monthly Period                            13.4697%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8918%



XX. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,064,549,395.29      920,000,000.00      144,549,395.29
Beginning Adjusted Invested Amount                              N/A      920,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               16,758,054.91       14,482,569.42        2,275,485.49
Collections of Principal Receivables                 251,543,574.27      217,387,835.04       34,155,739.24
Defaulted Amount                                       4,272,233.08        3,692,129.70          580,103.39

Ending Invested / Transferor Amounts               1,057,446,323.82      920,000,000.00      137,446,323.82


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           -----------             -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8700%             2.1600%             2.2600%
Monthly Interest Due                                   1,182,775.00          132,480.00          164,603.33          1,479,858.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,182,775.00          132,480.00          164,603.33          1,479,858.33
Investor Default Amount                                3,046,007.00          295,370.38          350,752.32          3,692,129.70
Investor Monthly Fees Due                              1,265,000.00          122,666.67          145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                              5,493,782.00          550,517.04          661,022.32          6,705,321.36

Reallocated Investor Finance Charge Collections                                                                     14,491,693.71
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8213%
Base Rate                                                                                                                 3.9848%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       759,000,000.00       73,600,000.00       87,400,000.00        920,000,000.00
Interest Distributions                                 1,182,775.00          132,480.00          164,603.33          1,479,858.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,182,775.00          132,480.00          164,603.33          1,479,858.33
Ending Certificates Balance                          759,000,000.00       73,600,000.00       87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.80

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.80

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $164,603.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $164,603.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $11,955,647.31

          a.   Class A Monthly Interest:                         $1,182,775.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,046,007.00
          e.   Excess Spread:                                    $7,726,865.31

     2.   Class B Available Funds:                               $1,159,335.50

          a.   Class B Monthly Interest:                           $132,480.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,026,855.50

     3.   Collateral Available Funds:                            $1,376,710.90

          a.   Excess Spread:                                    $1,376,710.90

     4.   Total Excess Spread:                                  $10,130,431.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2003-1 Allocable Principal
          Collections:                                         $251,543,574.27

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                         $217,387,835.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $217,387,835.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,692,129.70

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $221,079,964.73

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $87,400,000.00

     2.   Required Collateral Invested Amount:                  $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $221,079,964.73

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

     1.   Excess Spread:                                        $10,130,431.71
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $295,370.38
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $164,603.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $350,752.32
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $7,786,372.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9848%
          b.   Prior Monthly Period                                    3.8226%
          c.   Second Prior Monthly Period                             3.4728%

     2.   Three Month Average Base Rate                                3.7601%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8213%
          b.   Prior Monthly Period                                   14.3272%
          c.   Second Prior Monthly Period                            13.4396%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8627%



XXI. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,272,830,798.71    1,100,000,000.00      172,830,798.71
Beginning Adjusted Invested Amount                              N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               20,036,804.78       17,316,115.61        2,720,689.17
Collections of Principal Receivables                 300,758,621.42      259,920,237.55       40,838,383.87
Defaulted Amount                                       5,108,104.77        4,414,502.90          693,601.87

Ending Invested / Transferor Amounts               1,264,337,995.88    1,100,000,000.00      164,337,995.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8700%             2.1300%             2.2600%
Monthly Interest Due                                   1,414,187.50          156,200.00          196,808.33          1,767,195.83
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,414,187.50          156,200.00          196,808.33          1,767,195.83
Investor Default Amount                                3,641,964.89          353,160.23          419,377.78          4,414,502.90
Investor Monthly Fees Due                              1,512,500.00          146,666.67          174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,568,652.39          656,026.90          790,352.78          8,015,032.06

Reallocated Investor Finance Charge Collections                                                                     17,324,825.09
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8190%
Base Rate                                                                                                                 3.9824%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       907,500,000.00       88,000,000.00      104,500,000.00      1,100,000,000.00
Interest Distributions                                 1,414,187.50          156,200.00          196,808.33          1,767,195.83
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,414,187.50          156,200.00          196,808.33          1,767,195.83
Ending Certificates Balance                          907,500,000.00       88,000,000.00      104,500,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                         $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $196,808.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $196,808.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $14,292,980.70

          a.   Class A Monthly Interest:                         $1,414,187.50
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):       $3,641,964.89
          e.   Excess Spread:                                    $9,236,828.31

     2.   Class B Available Funds:                               $1,385,986.01

          a.   Class B Monthly Interest:                           $156,200.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,229,786.01

     3.   Collateral Available Funds:                            $1,645,858.38

          a.   Excess Spread:                                    $1,645,858.38

     4.   Total Excess Spread:                                  $12,112,472.70

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2003-2 Allocable Principal
          Collections:                                         $300,758,621.42

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                         $259,920,237.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $259,920,237.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,414,502.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $264,334,740.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                          $104,500,000.00

     2.   Required Collateral Invested Amount:                 $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $264,334,740.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

     1.   Excess Spread:                                        $12,112,472.70
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $353,160.23
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $196,808.33
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $419,377.78
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $9,309,793.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9824%
          b.   Prior Monthly Period                                    3.8202%
          c.   Second Prior Monthly Period                             3.4704%

     2.   Three Month Average Base Rate                                3.7577%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8190%
          b.   Prior Monthly Period                                   14.3247%
          c.   Second Prior Monthly Period                            13.4371%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8603%



XXII. Series 2003-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                867,839,180.94      750,000,000.00      117,839,180.94
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               13,661,457.80       11,806,442.46        1,855,015.35
Collections of Principal Receivables                 205,062,696.42      177,218,343.78       27,844,352.64
Defaulted Amount                                       3,482,798.71        3,009,888.34          472,910.37

Ending Invested / Transferor Amounts                 862,048,633.55      750,000,000.00      112,048,633.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8700%             2.1100%             2.2600%
Monthly Interest Due                                     964,218.75          105,500.00          134,187.50          1,203,906.25
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       964,218.75          105,500.00          134,187.50          1,203,906.25
Investor Default Amount                                2,483,157.88          240,791.07          285,939.39          3,009,888.34
Investor Monthly Fees Due                              1,031,250.00          100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              4,478,626.63          446,291.07          538,876.89          5,463,794.59

Reallocated Investor Finance Charge Collections                                                                     11,811,380.74
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8174%
Base Rate                                                                                                                 3.9808%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                   964,218.75          105,500.00          134,187.50          1,203,906.25
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      964,218.75          105,500.00          134,187.50          1,203,906.25
Ending Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.56

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.56

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $134,187.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $134,187.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $9,744,389.11

          a.   Class A Monthly Interest:                           $964,218.75
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections)      $2,483,157.88
          e.   Excess Spread:                                    $6,297,012.48

     2.   Class B Available Funds:                                 $944,910.46

          a.   Class B Monthly Interest:                           $105,500.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $839,410.46

     3.   Collateral Available Funds:                            $1,122,081.17

          a.   Excess Spread:                                    $1,122,081.17

     4.   Total Excess Spread:                                   $8,258,504.11

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2003-3 Allocable Principal
          Collections:                                         $205,062,696.42

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                         $177,218,343.78

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $177,218,343.78

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,009,888.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $180,228,232.12

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $71,250,000.00

     2.   Required Collateral Invested Amount:                  $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $180,228,232.12

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

     1.   Excess Spread:                                         $8,258,504.11
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $240,791.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $134,187.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $285,939.39
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $6,347,586.15

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9808%
          b.   Prior Monthly Period                                    3.8186%
          c.   Second Prior Monthly Period                             3.4688%

     2.   Three Month Average Base Rate                                3.7560%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8174%
          b.   Prior Monthly Period                                   14.3231%
          c.   Second Prior Monthly Period                            13.4354%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8586%



XXIII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                786,840,857.39      680,000,000.00      106,840,857.39
Beginning Adjusted Invested Amount                              N/A      680,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               12,386,388.41       10,704,507.83        1,681,880.58
Collections of Principal Receivables                 185,923,511.42      160,677,965.03       25,245,546.39
Defaulted Amount                                       3,157,737.49        2,728,965.43          428,772.07

Ending Invested / Transferor Amounts                 781,590,761.09      680,000,000.00      101,590,761.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.6900%             1.9000%             2.6600%
Monthly Interest Due                                     828,381.67           64,600.00          113,050.00          1,006,031.67
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       828,381.67           64,600.00          113,050.00          1,006,031.67
Investor Default Amount                                2,360,555.09          163,737.93          204,672.41          2,728,965.43
Investor Monthly Fees Due                                980,333.33           68,000.00           85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                              4,169,270.09          296,337.93          402,722.41          4,868,330.43

Reallocated Investor Finance Charge Collections                                                                      9,340,734.47
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          11.4483%
Base Rate                                                                                                                 3.8278%
Excess Spread Percentage                                                                                                  7.8925%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       588,200,000.00       40,800,000.00       51,000,000.00        680,000,000.00
Interest Distributions                                   828,381.67           64,600.00          113,050.00          1,006,031.67
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      828,381.67           64,600.00          113,050.00          1,006,031.67
Ending Certificates Balance                          588,200,000.00       40,800,000.00       51,000,000.00        680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.41

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                         $113,050.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $113,050.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,079,735.32

          a.   Class A Monthly Interest:                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,360,555.09
          e.   Excess Spread:                                    $4,890,798.56

     2.   Class B Available Funds:                                 $560,444.07

          a.   Class B Monthly Interest:                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $495,844.07

     3.   Collateral Available Funds:                              $700,555.09

          a.   Excess Spread:                                      $700,555.09

     4.   Total Excess Spread:                                   $6,087,197.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2003-4 Allocable Principal
          Collections:                                         $185,923,511.42

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                         $160,677,965.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $160,677,965.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,728,965.43

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $163,406,930.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $51,000,000.00

     2.   Required Collateral Invested Amount:                  $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $163,406,930.46

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

     1.   Excess Spread:                                         $6,087,197.71
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $163,737.93
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $113,050.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $204,672.41
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                    $0.00
     l4.  Balance:                                               $4,472,404.04

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.8278%
          b.   Prior Monthly Period                                    3.8156%
          c.   Second Prior Monthly Period                             3.5723%

     2.   Three Month Average Base Rate                                3.7386%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 11.4483%
          b.   Prior Monthly Period                                   11.8865%
          c.   Second Prior Monthly Period                            11.1005%

     4.   Three Month Average Series Adjusted Portfolio Yield         11.4784%



XXIV. Series 2004-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                925,695,126.34      800,000,000.00      125,695,126.34
Beginning Adjusted Invested Amount                              N/A      800,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               14,572,221.66       12,593,538.62        1,978,683.04
Collections of Principal Receivables                 218,733,542.85      189,032,900.03       29,700,642.81
Defaulted Amount                                       3,714,985.29        3,210,547.56          504,437.73

Ending Invested / Transferor Amounts                 919,518,542.45      800,000,000.00      119,518,542.45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8400%             2.0100%             2.3100%
Monthly Interest Due                                   1,024,266.67          100,500.00          138,600.00          1,263,366.67
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,024,266.67          100,500.00          138,600.00          1,263,366.67
Investor Default Amount                                2,680,807.21          240,791.07          288,949.28          3,210,547.56
Investor Monthly Fees Due                              1,113,333.33          100,000.00          120,000.00          1,333,333.33
Investor Additional Amounts Due
Total Due                                              4,818,407.21          441,291.07          547,549.28          5,807,247.56

Reallocated Investor Finance Charge Collections                                                                     12,578,006.13
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.7868%
Base Rate                                                                                                                 3.9492%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       668,000,000.00       60,000,000.00       72,000,000.00        800,000,000.00
Interest Distributions                                 1,024,266.67          100,500.00          138,600.00          1,263,366.67
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,024,266.67          100,500.00          138,600.00          1,263,366.67
Ending Certificates Balance                          668,000,000.00       60,000,000.00       72,000,000.00        800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.53

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $6,909,358.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $138,600.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $6,770,758.56

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $10,502,635.11

          a.   Class A Monthly Interest:                         $1,024,266.67
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,680,807.21
          e.   Excess Spread:                                    $6,797,561.23

     2.   Class B Available Funds:                                 $943,350.46

          a.   Class B Monthly Interest:                           $100,500.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $842,850.46

     3.   Collateral Available Funds:                            $1,132,020.55

          a.   Excess Spread:                                    $1,132,020.55

     4.   Total Excess Spread:                                   $8,772,432.24

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2004-1 Allocable Principal
          Collections:                                         $218,733,542.85

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                         $189,032,900.03

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $189,032,900.03

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $3,210,547.56

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $192,243,447.59

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $72,000,000.00

     2.   Required Collateral Invested Amount:                  $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $192,243,447.59

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

     1.   Excess Spread:                                         $8,772,432.24
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $240,791.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $138,600.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $288,949.28
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $6,770,758.56

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9491%
          b.   Prior Monthly Period                                    3.7869%
          c.   Second Prior Monthly Period                             3.4371%

     2.   Three Month Average Base Rate                                3.7244%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.7868%
          b.   Prior Monthly Period                                   14.2915%
          c.   Second Prior Monthly Period                            13.4028%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8270%



XXV. Series 2004-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount                462,847,563.17      400,000,000.00       62,847,563.17
Beginning Adjusted Invested Amount                              N/A      400,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables                7,286,110.83        6,296,769.31          989,341.52
Collections of Principal Receivables                 109,366,771.42       94,516,450.02       14,850,321.41
Defaulted Amount                                       1,857,492.64        1,605,273.78          252,218.86

Ending Invested / Transferor Amounts                 459,759,271.23      400,000,000.00       59,759,271.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9300%             2.1300%             2.4300%
Monthly Interest Due                                     537,183.33           53,250.00           72,900.00            663,333.33
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       537,183.33           53,250.00           72,900.00            663,333.33
Investor Default Amount                                1,340,403.61          120,395.53          144,474.64          1,605,273.78
Investor Monthly Fees Due                                556,666.67           50,000.00           60,000.00            666,666.67
Investor Additional Amounts Due
Total Due                                              2,434,253.61          223,645.53          277,374.64          2,935,273.78

Reallocated Investor Finance Charge Collections                                                                      6,320,653.06
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8800%
Base Rate                                                                                                                 4.0454%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       334,000,000.00       30,000,000.00       36,000,000.00        400,000,000.00
Interest Distributions                                   537,183.33           53,250.00           72,900.00            663,333.33
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      537,183.33           53,250.00           72,900.00            663,333.33
Ending Certificates Balance                          334,000,000.00       30,000,000.00       36,000,000.00        400,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.61

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00
F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $3,458,279.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $72,900.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,385,379.28

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $5,277,745.31

          a.   Class A Monthly Interest:                           $537,183.33
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $1,340,403.61
          e.   Excess Spread:                                    $3,400,158.37

     2.   Class B Available Funds:                                 $474,048.98

          a.   Class B Monthly Interest:                            $53,250.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $420,798.98

     3.   Collateral Available Funds:                              $568,858.78

          a.   Excess Spread:                                      $568,858.78

     4.   Total Excess Spread:                                   $4,389,816.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2004-2 Allocable Principal
          Collections:                                         $109,366,771.42

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                          $94,516,450.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                  $94,516,450.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $1,605,273.78

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                               $96,121,723.80

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $36,000,000.00

     2.   Required Collateral Invested Amount:                  $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:              $96,121,723.80

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-2

     1.   Excess Spread:                                         $4,389,816.12
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
   5.     Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $120,395.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $72,900.00
     9.   Applied to unpaid Monthly Servicing Fee:                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $144,474.64
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $3,385,379.28

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0454%
          b.   Prior Monthly Period                                    3.8832%
          c.   Second Prior Monthly Period                             3.5334%

     2.   Three Month Average Base Rate                                3.8207%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8799%
          b.   Prior Monthly Period                                   14.3877%
          c.   Second Prior Monthly Period                            13.5021%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.9233%



XXVI. Series 2004-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------         -------------        -----------
Beginning Invested /Transferor Amount                694,271,344.75      600,000,000.00       94,271,344.75
Beginning Adjusted Invested Amount                              N/A      600,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               10,929,166.24        9,445,153.97        1,484,012.28
Collections of Principal Receivables                 164,050,157.14      141,774,675.02       22,275,482.11
Defaulted Amount                                       2,786,238.97        2,407,910.67          378,328.30

Ending Invested / Transferor Amounts                 689,638,906.84      600,000,000.00       89,638,906.84


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           -----------             -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               4.3500%             4.5500%             2.2300%
Monthly Interest Due                                   1,892,250.00          113,750.00           89,200.00          2,095,200.00
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,892,250.00          113,750.00           89,200.00          2,095,200.00
Investor Default Amount                                2,094,882.28          120,395.53          192,632.85          2,407,910.67
Investor Monthly Fees Due                                870,000.00           50,000.00           80,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                              4,857,132.28          284,145.53          361,832.85          5,503,110.67

Reallocated Investor Finance Charge Collections                                                                      9,449,349.53
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.8179%
Base Rate                                                                                                                 6.2764%
Excess Spread Percentage                                                                                                  7.8925%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       522,000,000.00       30,000,000.00       48,000,000.00        600,000,000.00
Interest Distributions                                 1,892,250.00          113,750.00           89,200.00          2,095,200.00
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,892,250.00          113,750.00           89,200.00          2,095,200.00
Ending Certificates Balance                          522,000,000.00       30,000,000.00       48,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $3.62

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $4,035,438.86

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                         $89,200.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $3,946,238.86

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                               $8,220,934.09

          a.   Class A Monthly Interest:                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $2,094,882.28
          e.   Excess Spread:                                    $4,233,801.81

     2.   Class B Available Funds:                                 $472,467.48

          a.   Class B Monthly Interest:                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                      $358,717.48

     3.   Collateral Available Funds:                              $755,947.96

          a.   Excess Spread:                                      $755,947.96

     4.   Total Excess Spread:                                   $5,348,467.25

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2004-3 Allocable Principal
          Collections:                                         $164,050,157.14

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                         $141,774,675.02

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $141,774,675.02

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $2,407,910.67

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $144,182,585.70

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $48,000,000.00

     2.   Required Collateral Invested Amount:                  $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $144,182,585.70

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-3

     1.   Excess Spread:                                         $5,348,467.25
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $120,395.53
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                   $89,200.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $192,632.85
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $3,946,238.86

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  6.2764%
          b.   Prior Monthly Period                                    6.2634%
          c.   Second Prior Monthly Period                             5.8646%

     2.   Three Month Average Base Rate                                6.1348%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.8179%
          b.   Prior Monthly Period                                   14.3343%
          c.   Second Prior Monthly Period                            13.4667%

     4.   Three Month Average Series Adjusted Portfolio Yield         13.8730%



XXVII. Series 2004-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,272,830,798.71    1,100,000,000.00      172,830,798.71
Beginning Adjusted Invested Amount                              N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               20,036,804.78       17,316,115.61        2,720,689.17
Collections of Principal Receivables                 300,758,621.42      259,920,237.55       40,838,383.87
Defaulted Amount                                       5,108,104.77        4,414,502.90          693,601.87

Ending Invested / Transferor Amounts               1,264,337,995.88    1,100,000,000.00      164,337,995.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.8500%             2.0400%             2.2300%
Monthly Interest Due                                   1,416,020.83          140,250.00          183,975.00          1,740,245.83
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     1,416,020.83          140,250.00          183,975.00          1,740,245.83
Investor Default Amount                                3,686,109.92          331,087.72          397,305.26          4,414,502.90
Investor Monthly Fees Due                              1,530,833.33          137,500.00          165,000.00          1,833,333.33
Investor Additional Amounts Due
Total Due                                              6,632,964.09          608,837.72          746,280.26          7,988,082.06

Reallocated Investor Finance Charge Collections                                                                     17,297,875.09
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.7901%
Base Rate                                                                                                                 3.9526%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           ----------              -----

Beginning Certificates Balance                       918,500,000.00       82,500,000.00       99,000,000.00      1,100,000,000.00
Interest Distributions                                 1,416,020.83          140,250.00          183,975.00          1,740,245.83
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    1,416,020.83          140,250.00          183,975.00          1,740,245.83
Ending Certificates Balance                          918,500,000.00       82,500,000.00       99,000,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.54

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.70

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.70

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $9,493,768.02

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $183,975.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $9,309,793.02

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $14,443,725.70

          a.   Class A Monthly Interest:                         $1,416,020.83
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
              (Treated as Available Principal Collections):      $3,686,109.92
          e.   Excess Spread:                                    $9,341,594.95

     2.   Class B Available Funds:                               $1,297,340.63

          a.   Class B Monthly Interest:                           $140,250.00
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,157,090.63

     3.   Collateral Available Funds:                            $1,556,808.76

          a.   Excess Spread:                                    $1,556,808.76

     4.   Total Excess Spread:                                  $12,055,494.34

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2004-4 Allocable Principal
          Collections:                                         $300,758,621.42

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                         $259,920,237.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $259,920,237.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,414,502.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $264,334,740.44

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $99,000,000.00

     2.   Required Collateral Invested Amount:                  $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $264,334,740.44

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-4

     1.   Excess Spread:                                        $12,055,494.34
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $331,087.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $183,975.00
     9.   Applied to unpaid Monthly Servicing Fee:               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $397,305.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                       $9,309,793.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  3.9526%
          b.   Prior Monthly Period                                    3.7904%
          c.   Second Prior Monthly Period                                 N/A

     2.   Three Month Average Base Rate                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.7901%
          b.   Prior Monthly Period                                   14.2362%
          c.   Second Prior Monthly Period                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield              N/A



XXVIII. Series 2004-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series          Total Investor        Transferors
A. Investor/Transferor Allocations                 Allocations           Interest            Interest
----------------------------------                 -----------        --------------        -----------
Beginning Invested /Transferor Amount              1,157,118,907.92    1,000,000,000.00      157,118,907.92
Beginning Adjusted Invested Amount                              N/A    1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            86.4215%            13.5785%
Principal Allocation Percentage                                 N/A            86.4215%            13.5785%
Collections of Finance Chg. Receivables               18,215,277.07       15,741,923.28        2,473,353.79
Collections of Principal Receivables                 273,416,928.56      236,291,125.04       37,125,803.52
Defaulted Amount                                       4,643,731.61        4,013,184.45          630,547.16

Ending Invested / Transferor Amounts               1,149,398,178.07    1,000,000,000.00      149,398,178.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
B. Monthly Period Funding Requirements               Class A              Class B            Interest               Total
--------------------------------------               -------              -------           ----------              -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon September 15, 2004 to October 14, 2004               1.9225%             2.0825%             2.2925%
Monthly Interest Due                                     981,009.03           95,447.92          126,087.50          1,202,544.44
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                       981,009.03           95,447.92          126,087.50          1,202,544.44
Investor Default Amount                                3,351,009.02          300,988.83          361,186.60          4,013,184.45
Investor Monthly Fees Due                              1,391,666.67          125,000.00          150,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                              5,723,684.71          521,436.75          637,274.10          6,882,395.56

Reallocated Investor Finance Charge Collections                                                                     15,345,843.77
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.3433%
Base Rate                                                                                                                 4.0229%
Excess Spread Percentage                                                                                                 10.1561%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Collateral
C. Certificates - Balances and Distributions         Class A              Class B            Interest               Total
--------------------------------------------         -------              -------           -----------             -----

Beginning Certificates Balance                       835,000,000.00       75,000,000.00       90,000,000.00      1,000,000,000.00
Interest Distributions                                   981,009.03           95,447.92          126,087.50          1,202,544.44
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                      981,009.03           95,447.92          126,087.50          1,202,544.44
Ending Certificates Balance                          835,000,000.00       75,000,000.00       90,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution:                              $1.17

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                           $1.17

     3.   Amount of the distribution in
          respect of Class A Outstanding
          Monthly Interest:                                              $0.00

     4.   Amount of the distribution in
          respect of Class A Additional Interest:                        $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                  $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                          $1.27

     2.   Amount of the distribution in
          respect of class B monthly interest:                           $1.27

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $8,589,535.70

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                        $126,087.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:          $8,463,448.20

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                              $12,813,779.55

          a.   Class A Monthly Interest:                           $981,009.03
          b.   Class A Outstanding Monthly Interest:                     $0.00
          c.   Class A Additional Interest:                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):     $3,351,009.02
          e.   Excess Spread:                                    $8,481,761.50

     2.   Class B Available Funds:                               $1,150,938.28

          a.   Class B Monthly Interest:                            $95,447.92
          b.   Class B Outstanding Monthly Interest:                     $0.00
          c.   Class B Additional Interest:                              $0.00
          d.   Excess Spread:                                    $1,055,490.37

     3.   Collateral Available Funds:                            $1,381,125.94

          a.   Excess Spread:                                    $1,381,125.94

     4.   Total Excess Spread:                                  $10,918,377.81

K.        Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                            86.4215%
     2.   Series 2004-5 Allocable Principal
          Collections:                                         $273,416,928.56

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                         $236,291,125.04

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                          $0.00

     5.   Item 3 minus item 4:                                 $236,291,125.04

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                           $4,013,184.45

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                              $240,304,309.49

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount:                           $90,000,000.00

     2.   Required Collateral Invested Amount:                  $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      $0.00

     4.   Treated as Shared Principal Collections:             $240,304,309.49

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                        N/A

     3.   Principal Distribution:                                          N/A

     4.   Treated as Shared Principal Collections:                         N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-5

     1.   Excess Spread:                                        $10,918,377.81
     2.   Excess Finance Charge Collections:                             $0.00
     3.   Applied to fund Class A Required Amount:                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                            $0.00
     5.   Applied to fund Class B overdue Interest:                      $0.00
     6.   Applied to fund Class B Required Amount:                 $300,988.83
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                    $0.00
     8.   Applied to Collateral Monthly Interest:                  $126,087.50
     9.   Applied to unpaid Monthly Servicing Fee:               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                         $361,186.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                    $0.00
     12.  Deposited to Reserve Account:                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $8,463,448.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                  4.0229%
          b.   Prior Monthly Period                                        N/A
          c.   Second Prior Monthly Period                                 N/A

     2.   Three Month Average Base Rate                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                 13.3433%
          b.   Prior Monthly Period                                        N/A
          c.   Second Prior Monthly Period                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield              N/A